CONFIDENTIAL TREATMENT REQUEST. CONFIDENTIAL
PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE
BEEN SEPARATELY FILED WITH THE COMMISSION

                                     CONFIDENTIAL
                               LICENSE AGREEMENT FOR
                         USE OF NINTENDO VIDEO GAME SYSTEMS
                        WITH HOTEL GUEST ENTERTAINMENT SYSTEM

     THIS AGREEMENT is entered into by and between NINTENDO OF AMERICA INC., a corporation of Washington, having an address for notice purposes of 4820 - 150th Avenue N.E., P.O. Box 957, Redmond, Washington 98052, Attn: General Counsel (Fax: 425-882-3585) ("NINTENDO"), and LODGENET ENTERTAINMENT CORPORATION, a corporation of Delaware, having an address for notice purposes of 3900 West Innovation Street, Sioux Falls, South Dakota 57107-7200 Attn:
President (Fax: 605-988-1323) ("LODGENET").

1.   RECITALS

     1.1 NINTENDO distributes and sells high-quality video game systems, including the SUPER NINTENDO ENTERTAINMENT SYSTEM-Registered Trademark- or SUPER NES-Registered Trademark- and the NINTENDO 64-Registered Trademark- or N64-TM-

     1.2 NINTENDO or its parent corporation, Nintendo Co., Ltd. ("NCL"), is the holder of various patents, trademarks, copyrights, mask works and other proprietary rights and information which relate to NINTENDO's video game systems.

     1.3 LODGENET is engaged in the business of owning, operating and providing in-room hotel guest entertainment systems for the lodging industry.

     1.4 LODGENET owns certain intellectual property rights which relate to in-room hotel guest entertainment for the lodging industry.

     1.5 NINTENDO and LODGENET previously entered into an agreement pursuant to which LODGENET has placed a modified version of NINTENDO's SUPER NES in various hotels as part of LODGENET's hotel guest entertainment system.

     1.6 The parties desire to terminate their prior agreement (but not the continuing obligations set forth under Paragraph 12.5 of the prior agreement) and enter into a new agreement pursuant to which LODGENET would acquire a non-exclusive license under NINTENDO or NCL's intellectual property rights to use, license and sell modified versions of NINTENDO's N64 as part of LODGENET's hotel guest entertainment system.

     NOW, THEREFORE, the parties agree as follows:

2.   DEFINITIONS

     2.1 "Actual Cost(s)" shall mean NINTENDO's actual cost to provide the product to LODGENET, including order processing, materials, production, shipping, warranty and administration, as determined by NINTENDO on an order by order basis.

     2.2 "Approved Subdistributor(s)" shall mean the subdistributors of LODGENET set forth at SCHEDULE 1, together with any other subdistributors that the parties may mutually agree upon in writing in the future.

     2.3 "Approved Subdistributor Acknowledgment" shall mean a written acknowledgment in the form set forth at SCHEDULE 4.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 1
 MAY 12, 1998 (FINAL)

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     2.4  "Approved Subdistributor Request" shall mean a written request in the form set forth at SCHEDULE 3.

     2.5  "Delivery" shall mean F.O.B. NINTENDO, Redmond, Washington, USA.

     2.6  "Effective Date" shall mean the last date of signature below.

     2.7 "Game Media" shall mean floppy disks, CDS or other medium containing the Licensed Games in a format which can be downloaded for use on the applicable Nintendo System.

     2.8 "Game List" shall mean a listing of the then-current Licensed Game titles available for license to LODGENET under this Agreement.

     2.9 "Gross Revenue" shall mean 100% of all revenue generated from the Nintendo Systems and/or Licensed Games by a Licensed Hotel, without deduction for any costs, fees or bad debt, but not including any Licensed Hotel guest adjustments or applicable sales taxes which a Licensed Hotel is required to pay on such revenue.

     2.10 "Guest Information Record" shall mean a written report from a Licensed Hotel to LODGENET or an Approved Subdistributor in the form set forth at SCHEDULE 6.

     2.11 "Hotel Guest System(s)" shall mean interactive hotel guest entertainment systems.

     2.12 "Licensed Game(s)" shall mean video games approved by NINTENDO for play on the Nintendo Systems.

     2.13 "Licensed Hotel(s)" shall mean any hotel property in which a Hotel Guest System from LODGENET that incorporates a Nintendo System has been installed.

     2.14 "Licensed Hotel Acknowledgment" shall mean a written acknowledgment in the form set forth at SCHEDULE 2.

     2.15 "Licensed Intellectual Proper(ties)" shall mean the Licensed Patents and the Licensed Proprietary Information, together with the trademarks, copyrights, mask works and trade secrets owned by or licensed to NINTENDO or NCL and associated with the Licensed Products.

     2.16 "Licensed Patent(s)" shall mean the patents and patent applications owned or used under license by NINTENDO or NCL and associated with Hotel Guest Systems for video game play and/or to the Licensed Products, specifically including US Patent No. 5,581,270 and any divisionals, continuations, reissues or reexaminations thereof, and also including any patent applications owned or used under license by NINTENDO or NCL which are filed during the Term that cover or relate to Hotel Guest Systems for video game play.

     2.17 "Licensed Product(s)" shall mean collectively or individually the Super NES, Super NES Controller, N64, N64 Controller, Licensed Games and Game Media. The Licensed Products shall not include the communication protocols developed by LODGENET and incorporated into the Super NES, Super NES Controller, N64 or N64 Controller.

     2.18 "Licensed Proprietary Information" shall mean collectively or individually, technical and proprietary information, know-how, techniques, methods, information and trade secrets owned by or licensed to NINTENDO or NCL, relating to the development, design, operation, manufacture and sale of the Licensed Products.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 2
 MAY 12, 1998 (FINAL)

     2.19 "Licensee Monthly Royalty Report" shall mean a written report from LODGENET or an Approved Subdistributor in the form set forth at SCHEDULE 5.

     2.20 "Monthly Board Reconciliation Report" shall mean a written report from LODGENET to NINTENDO in the form set forth at SCHEDULE 7.

     2.21 "N64" shall mean NINTENDO's N64 video game system modified for use with LODGENET's Hotel Guest System.

     2.22 "N64 Controller(s)" shall mean NINTENDO's standard hand controller for use with the N64, as adapted for use with LODGENET's Hotel Guest System.

     2.23 "NDA(s)" shall mean, individually or collectively, those certain agreements between the parties entitled: (a) "Nintendo of America Inc. Non-Disclosure Agreement" dated March 11, 1992; and, (b) "Product Developer Non-Disclosure Agreement For "Nintendo 64" Home System" dated October 16, 1996.

     2.24 "Nintendo System(s)" shall mean, individually or collectively, the Super NES and the N64, adapted for use with LODGENET's Hotel Guest System.

     2.25 "Notice(s)" shall mean all notices, reports, and statements under this Agreement, which shall be sufficiently given when placed in writing and:
(a) personally served or delivered to the party entitled to such Notice; (b) deposited, postage prepaid, with an overnight air courier service, addressed to the person and address stated herein, or to such other person or address as may be provided in a Notice by one party to the other, or, (c) transmitted by facsimile with an original sent concurrently by overnight air courier, addressed to the person, facsimile number, and address stated above, or to such other person, address or facsimile number as may be provided in a Notice by one party to the other. Notice shall be deemed effective upon the earlier of actual receipt or five (5) business days after mailing or transmittal.

     2.26 "Prior Agreement" shall mean the agreement between the parties entitled "Confidential License Agreement for Use of Super Nintendo Entertainment System With Integrated Hotel Entertainment and Hotel Guest Related Communications System", as amended, with an effective date of May 12, 1993 and an expiration date of May 12, 2000.

     2.27 "Product Specification(s)" shall mean the technical and operating specifications for the Nintendo Systems and the N64 Controller, as mutually agreed upon by the parties.

     2.28 "Room(s)" shall mean hotel guest rooms, and shall include each location in which a Nintendo System is available for use or which has the capability of accessing the use of a Nintendo System by means of a communication link or other system, including, but not limited to a Hotel Guest System. A suite within a Licensed Hotel shall be considered as one "Room" for purposes of this Agreement. Rooms shall not include public areas within a Licensed Hotel or any other location.

     2.29 "Super NES" shall mean NINTENDO's Super NES modified for use with LODGENET's Hotel Guest System

     2.30 "Super NES Controller(s)" shall mean a hand controller designed by or for LODGENET for use with the Super NES.

     2.31 "Term" shall mean ten (10) years from the Effective Date, together with any extension of the Term under Paragraph 13.6 herein.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 3
 MAY 12, 1998 (FINAL)

     2.32 "Territory" shall mean those countries set forth at SCHEDULE 1, together with any other countries that the parties may mutually agree upon in writing in the future.

     2.33 "Test Game(s)" shall mean up to five (5) N64 video games selected by NINTENDO and provided on Game Media for use during an approved beta test.

3.   PRODUCT SPECIFICATIONS; DEVELOPMENT OF PROTOTYPE N64; BETA TEST

     3.1 PROTOTYPE N64 AND N64 CONTROLLER DELIVERY. NINTENDO agrees to develop prototypes of the N64 and the N64 Controller to operate in connection with LODGENET's Hotel Guest System, in accordance with the schedule mutually to be agreed upon by the parties. NINTENDO and LODGENET shall confer on an ongoing basis to discuss specifications for the prototype N64 and N64 Controller. To the extent necessary during the testing process, NINTENDO shall provide to LODGENET prototypes of the N64 or N64 Controller for use in the testing process.

     3.2 BETA TEST: TEST GAMES. LODGENET agrees to undertake beta testing at two operational hotel properties (each of which shall also be a Licensed Hotel) to ascertain the technical, operational and marketing compatibility of the N64 and the N64 Controller prototypes with LODGENET's Hotel Guest System. NINTENDO agrees to supply to LODGENET a sufficient number of prototypes for use during the beta test only. LODGENET is authorized to install and utilize the Test Games during the beta test in Rooms of the Licensed Hotels for a period of not more than sixty (60) days. In the event LODGENET or the Licensed Hotels elect to charge for use of the Test Games during the beta test, LODGENET shall pay royalties to NINTENDO with respect to the use of the Test Games as specified at Section 8 herein.

     3.3  BETA TEST COMPLETION; N64 AND N64 CONTROLLER PRODUCT
SPECIFICATIONS. Following completion of the beta test, the parties shall mutually agree in writing on the Product Specifications for the N64 and N64 Controllers to be provided under this Agreement.

     3.4 PROVISION OF APPROVED PRODUCT. NINTENDO agrees to sell to LODGENET the N64 and N64 Controllers meeting the Product Specifications. NINTENDO may, at its option, utilize remanufactured parts or components in the N64 and the N64 Controllers, provided all Product Specifications are met.

     3.5 CHANGE IN PRODUCT SPECIFICATIONS. Changes in the Product Specifications shall be made only upon the mutual agreement of the parties. In the event it is necessary to change Product Specifications for the PAL television standard, the parties shall mutually agree upon a development schedule and a beta test program.

4.   GRANT OF RIGHTS; SALE: LICENSE BY NINTENDO

     4.1 GRANT. NINTENDO hereby grants to LODGENET and LODGENET hereby accepts under the terms and conditions provided herein, a nonexclusive right and license to the Licensed Intellectual Properties to: (a) use (but, with the exception of the Super NES Controller, not make) the Licensed Products; and, (b) make, use or sell Hotel Guest Systems incorporating the Licensed Products for video game play. All such rights and licenses shall be exercised solely in connection with the placement of LODGENET's Hotel Guest System for video game play in Rooms of Licensed Hotels in the Territory.

     4.2 SALE AND LICENSE OF LICENSED PRODUCTS TO LODGENET. To carry out the grant in Paragraph 4.1, NINTENDO agrees sell to LODGENET the N64 and the N64 Controllers and to license and provide to LODGENET the Licensed Games for play on the Super NES and the N64.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 4
 MAY 12, 1998 (FINAL)

     4.3 RIGHT TO UTILIZE THE LICENSED PRODUCTS IN THE LICENSED HOTELS. LODGENET shall have the right to utilize the Licensed Products in the Licensed Hotels. Prior to the commencement of services incorporating the Licensed Products, each Licensed Hotel shall have either: (a) signed a Licensed Hotel Acknowledgment; or, (b) signed an agreement with LODGENET or an Approved Subdistributor which includes all provisions contained in the Licensed Hotel Acknowledgment. LODGENET agrees to enforce such acknowledgment or agreement, in addition to all applicable restrictions, conditions and limitations of this Agreement with respect to each Licensed Hotel. If LODGENET does not undertake such enforcement efforts, NINTENDO may, without prejudice to any rights or claim of indemnity it may have for breach of this Agreement, upon twenty (20) days' Notice to LODGENET, undertake such enforcement efforts, recovering from LODGENET all reasonable costs and expenses associated with such enforcement efforts. LODGENET shall provide reasonable assistance as may be requested by NINTENDO.

     4.4 EXCEPTION TO REQUIREMENT TO OBTAIN LICENSED HOTEL ACKNOWLEDGMENT OR AGREEMENT. With respect to Licensed Hotels of LODGENET continuing from the Prior Agreement, LODGENET or an Approved Subdistributor shall not be required to obtain a Licensed Hotel Acknowledgment or an agreement containing those provisions if the following conditions apply: (a) the Licensed Hotel has not purchased or otherwise acquired title to or an ownership interest of any kind whatsoever to all or any part of the Licensed Products; (b) LODGENET continuously maintains the ability to immediately render the Licensed Products inoperable by the Licensed Hotel; and, (c) LODGENET shall immediately render the Licensed Products inoperable by the Licensed Hotel in the event LODGENET becomes aware of a default by the Licensed Hotel with respect to any representation, warranty or agreement relating to the use of the Licensed Products or in the event of any termination of the Agreement between NINTENDO and LODGENET or the business relationship between LODGENET and the Licensed Hotel. Notwithstanding this exception, LODGENET shall obtain a Licensed Hotel Acknowledgment or agreement containing those provisions for any new Licensed Hotel hereunder and for any renewal or restatement of its agreements with Licensed Hotels continuing from the Prior Agreement.

     4.5 RIGHT TO APPOINT APPROVED SUBDISTRIBUTORS. LODGENET shall have the right to appoint Approved Subdistributors of the Licensed Products in the Territory, following submission to and approval by NINTENDO of an Approved Subdistributor Request. Prior to receiving the Licensed Products, each Approved Subdistributor shall have either: (a) signed an Approved Subdistributor Acknowledgment; or, (b) signed a written agreement with LODGENET which includes all provisions contained in the Approved Subdistributor Acknowledgment. LODGENET agrees to enforce such acknowledgment or agreement, in addition to all applicable restrictions, conditions and limitations of this Agreement with respect to each Approved Subdistributor. If LODGENET does not undertake such enforcement efforts, NINTENDO may, upon twenty (20) days' Notice to LODGENET, undertake such enforcement efforts, recovering from LODGENET all reasonable costs and expenses associated with such enforcement efforts. LODGENET shall provide reasonable assistance as may be requested by NINTENDO.

     4.6 LICENSED GAME TITLES: GAME LIST. The license of the Licensed Games to LODGENET shall include the right to utilize a minimum of Five (5) Licensed Game titles from the current Game List in each Licensed Hotel. Upon execution of this Agreement, NINTENDO shall provide LODGENET with the current Game List and expiration date for use of each game title. Thereafter, NINTENDO may add or delete game titles from the Game List by providing a new Game List to LODGENET. LODGENET represents and warrants that on or before the expiration date for each game title, it shall remove, disable or destroy all copies of the game title, whether in the possession of LODGENET, an Approved Subdistributor or a Licensed Hotel, including copies installed on any Licensed Hotel's host computer.

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 5
MAY 12, 1998 (FINAL)

     4.7 DELIVERY; AUTHORIZATION TO COPY. NINTENDO has previously provided LODGENET with Game Media for Licensed Game titles on the current Game List. In the future, NINTENDO shall provide LODGENET with Game Media for any game titles on the then-current Game List that may be requested by LODGENET. Upon delivery to NINTENDO of a signed Approved Subdistributor Acknowledgment, LODGENET is authorized to copy the Game Media for any titles on the then-current Game List and to provide them to an Approved Subdistributor. LODGENET or an Approved Subdistributor may load the Licensed Games onto the Hotel Guest System of the Licensed Hotels. In the event Licensed Games are copied or delivered electronically hereunder, LODGENET and/or an Approved Subdistributor shall use a secure network line or such state-of-the-art encryption technology in making the transfer as is commercially available at the time. LODGENET shall remain liable for the security of the Licensed Games at all times during and after such transfers as set forth in Paragraphs 4.4 and 5.7.

     4.8 CONTROLLER FOR SUPER NES. LODGENET shall have the right to develop or purchase third party game controllers for use only with the Super NES, subject to NINTENDO's prior approval with respect to its quality and operation of such Super NES Controller. Such approval shall not be unreasonably withheld or delayed.

     4.9 CONTROLLER FOR N64. LODGENET and NINTENDO shall cooperate in the adaptation of the N64 Controller for use in LODGENET's Hotel Guest System. As between NINTENDO and LODGENET, all adaptations and inventions associated with or derived from such adaptations, including all design patents and industrial design rights, but excluding LODGENET's copyrights in communication protocols, shall be owned solely by NINTENDO and/or NCL. During the Term and any extension thereof, NINTENDO shall not sell or license any N64 Controller for use in Hotel Guest Systems that bears the LODGENET logo or the same button color configuration as the N64 Controller adapted for use with the LODGENET Hotel Guest System.

5.   OBLIGATIONS AND UNDERTAKINGS OF LODGENET

     5.1 GOOD FAITH OBLIGATION TO MARKET AND PROMOTE. LODGENET undertakes and agrees to use good faith efforts to market and promote the Licensed Products throughout the Territory.

     5.2 MINIMUM INSTALLATION REQUIREMENTS FOR N64. LODGENET agrees to install the N64 as a part of LODGENET's Hotel Guest System in not less than *** Rooms during each of the first seven (7) calendar years during the Term commencing in 1999. Installations may consist of new Rooms and/or existing Rooms converted from the Super NES to the N64. Installations in excess of the required minimum installation in any year may be counted toward the minimum installation for the following year.

     5.3 DISPOSITION OF REMOVED OR RETIRED SUPER NES. As LODGENET replaces the existing Super NES units in Hotel Guest Systems with the N64, the removed or retired Super NES units shall be destroyed or secured by LODGENET for reuse only in Rooms of a Licensed Hotel as set forth in the Monthly Board Reconciliation Report at SCHEDULE 7.

     5.4 DISPOSITION OF LICENSED GAMES FOR REMOVED OR RETIRED SUPER NES. As LODGENET replaces the existing Super NES units in Hotel Guest Systems with the N64, all copies of the removed Super NES Licensed Games shall be destroyed or returned to NINTENDO.

     5.5 MINIMUM PLACEMENT LEVEL WITHIN EACH LICENSED HOTEL. Except with NINTENDO's prior consent, which shall not be unreasonably withheld or delayed, the Licensed Products shall not be placed at or in a Licensed Hotel unless the Licensed Products are accessible to or operating within at least 75% of the Rooms in a particular hotel.

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 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 6
 MAY 12, 1998 (FINAL)

     5.6 LIMITATIONS ON SALE AND LICENSE. With regard to all aspects of the Licensed Products, LODGENET may only sell to, license to, or permit utilization by: (a) Approved Subdistributors who have signed an Approved Subdistributor Acknowledgment; or, (b) Licensed Hotels who have signed a Licensed Hotel Acknowledgment or who have otherwise met the conditions of paragraph 4.4 herein. During the Term and continuing after the expiration or termination hereof, the Nintendo Systems shall be used by LODGENET, the Approved Subdistributors and the Licensed Hotels only in combination with Licensed Games authorized and supplied by NINTENDO under a then current license agreement.

     5.7 SECURITY OF LICENSED GAMES AND GAME MEDIA. LODGENET shall take all reasonable measures to insure that the Licensed Games, Test Games, Game Media and any backup copies thereof are maintained in a secure location and/or transmitted or copied only as permitted herein by a secure means, whether by LODGENET, the Approved Subdistributors and/or the Licensed Hotels.

6.   PROTECTION, OWNERSHIP AND ASSIGNMENT OF INTELLECTUAL PROPERTIES

     6.1 RIGHTS IN THE LICENSED INTELLECTUAL PROPERTIES. LODGENET agrees that, as between LODGENET and NINTENDO, all right, title, and interest in the Licensed Intellectual Properties are solely the property of NINTENDO and/or NCL.

     6.2 LIMITATION ON USE OF LICENSED INTELLECTUAL PROPERTIES. LODGENET, the Approved Subdistributors and the Licensed Hotels shall not in any manner represent that they have any ownership in the Licensed Intellectual Properties. Use of the Licensed Intellectual Properties shall not create any right, title or interest in or to the Licensed Intellectual Properties in favor of LODGENET, an Approved Subdistributor or a Licensed Hotel. LODGENET, the Approved Subdistributors and the Licensed Hotels are not authorized to use the Licensed Intellectual Properties in any manner not specifically authorized under this Agreement.

     6.3 MODIFICATIONS TO THE LICENSED PRODUCTS. LODGENET shall not make any modifications to the Licensed Products nor shall LODGENET permit, instruct or encourage an Approved Subdistributor or a Licensed Hotel to make such modifications.

     6.4  ASSIGNMENT AND CROSS LICENSE OF PATENTS.

          6.4.1 ASSIGNMENT TO NINTENDO. LODGENET assigns to NINTENDO all right, title and interest to: (a) any inventions, modifications, improvements or alterations which relate to Hotel Guest Systems incorporating video game play that LODGENET may jointly develop with NINTENDO during the Term; and,
(b) any inventions, modifications, improvements or alterations which incorporate, use, or enhance the Licensed Products or the Licensed Intellectual Properties or any other proprietary information, trade secrets or know-how owned, developed or acquired by NINTENDO and/or NCL that LODGENET may individually or jointly develop with NINTENDO during the Term. Upon request of NINTENDO, LODGENET will assist in, testify and/or execute any documents, statements, affidavits or assignments relating to such inventions, modifications, improvements or alterations that NINTENDO deems appropriate to establish and protect its rights hereunder, at no out-of-pocket cost to LODGENET.

          6.4.2 LICENSE TO LODGENET. NINTENDO grants back to LODGENET and its customers a non-exclusive, royalty free license to make, use and sell any of the inventions, modifications, improvements or alterations which have been assigned to NINTENDO by LODGENET under paragraph 6.4.1 for use in connection with LODGENET's Hotel Guest Systems, for the Term.

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 7
MAY 12, 1998 (FINAL)

          6.4.3 LICENSE TO NINTENDO. If during the Term, without the assistance of NINTENDO and without the violation of the Non-Disclosure Agreements, LODGENET files or obtains any patents incorporating, enhancing, or using video game play in Hotel Guest Systems, LODGENET grants to NINTENDO and its customers a non-exclusive, royalty-free license to make, use and sell such patented technology solely for the purpose of providing: (a) NINTENDO's video game products; or, (b) aspects of systems which are necessary to deliver video game products sold or licensed by NINTENDO, and for no other purpose, for the respective terms of the patents.

     6.5 PATENT MARKINGS. LODGENET will place in a conspicuous location on any product made or sold under any Licensed Patent, a patent notice in accordance with 35 USC Section 287, as may be specified by NINTENDO. LODGENET shall not be responsible for any such markings on any Licensed Products purchased from or supplied by NINTENDO (it being understood that the responsibility for any such markings shall be NINTENDO's). LODGENET shall not mark the Licensed Products with any patent marking other than with markings of NINTENDO's patents as specified by NINTENDO.

7.   PRODUCT WARRANTY; SERVICE TRAINING

     7.1 NINTENDO SYSTEMS WARRANTY. NINTENDO hereby warrants to LODGENET that the Nintendo Systems: (a) are free from material defects in material and workmanship; and, (b) will operate in accordance with the Product Specifications for a period of fourteen (14) months from the date of manufacture. If a covered defect occurs within the warranty period, upon return of the defective Nintendo System to NINTENDO, NINTENDO agrees to repair or replace (at NINTENDO's option) the Nintendo System, in conformance with the Product Specifications, within fourteen (14) business days from the date of receipt by NINTENDO. NINTENDO shall pay shipping charges on the return shipment to LODGENET. All other shipping, freight, duty and tax charges as may be incurred for warranty service shall be for LODGENET's account.

     7.2 LICENSED GAME WARRANTY. NINTENDO hereby warrants to LODGENET that, during the Term, the Licensed Games: (a) shall be free from material defects in operation; and, (b) will operate on the Nintendo Systems in accordance the game play instructions provided by NINTENDO. If a defect covered under this warranty occurs within the warranty period, upon Notice from LODGENET to NINTENDO designating the Licensed Game title and the nature of the defect, NINTENDO will either replace the Licensed Game title with a new copy of the Licensed Game title or, if NINTENDO elects not to replace the Licensed Game Title, allow LODGENET to select an alternate Licensed Game title from the Game List provided by NINTENDO, at no additional charge. NINTENDO shall fulfill its warranty obligation hereunder within fourteen (14) business days from the date Notice is received by NINTENDO.

     7.3 OUT-OF-WARRANTY SERVICE. During the Term, NINTENDO agrees to make available to LODGENET out-of-warranty service for the Nintendo Systems within fourteen (14) business days from the date of receipt by NINTENDO. The charge for each out-of-warranty repair shall be *** for each Super NES and *** for each N64, or such other amounts as the parties may agree on, in writing, from time to time. Service pricing shall be subject to reasonable adjustment by NINTENDO. LODGENET shall contact NINTENDO in advance of submitting an out-of-warranty service request to obtain a return authorization number, NINTENDO shall pay shipping charges on the return shipment to LODGENET. All other shipping, freight, duty and tax charges as may be incurred for out-of-warranty service shall be for LODGENET's account. Payment for out-of-warranty service shall be made by LODGENET to NINTENDO net thirty (30) days from the date of the return shipment.

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NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
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MAY 12, 1998 (FINAL)

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     7.4  QUALITY CONTROL FOR N64 CONTROLLERS. In lieu of warranty coverage,
NINTENDO agrees to inspect and conduct random tests prior to shipment of all N64 Controllers purchased by LODGENET under this Agreement, using customary and reasonable industry standards.

8.   ORDER PURCHASE AND PAYMENTS

     8.1 PURCHASE PRICE AND PAYMENT FOR THE NINTENDO SYSTEMS AND N64 CONTROLLERS. The purchase price for each N64 Controller and each Nintendo System shall be ***. Following receipt of a price request from LODGENET, NINTENDO shall provide LODGENET with an estimate of cost for use on the written purchase order and the standby letter of credit. The purchase price shall be subject to adjustment by NINTENDO within a reasonable period after Delivery (provided that such price shall not exceed ***. Payment shall be made net thirty (30) days from Delivery and shall be secured by an irrevocable standby letter of credit for the amount of the order, issued by a bank approved by NINTENDO or confirmed, at LODGENET's expense, if requested by NINTENDO. Concurrently with the payment hereunder, LODGENET shall transmit to NINTENDO (Attn: Gateway Program Manager, Facsimile: 425-558-7100) the date and number of the purchase order to which the payment is to be applied.

     8.2 DELIVERY OF N64 AND N64 CONTROLLERS. NINTENDO agrees to make Delivery of the N64 and N64 Controllers conforming to the Product
Specifications within one hundred and twenty (120) days from the date NINTENDO receives LODGENET's written purchase order.

     8.3 LICENSED GAME ROYALTY. LODGENET shall pay NINTENDO a royalty for the Licensed Games utilized in a Hotel Guest System. Royalty payments to NINTENDO shall commence when the Licensed Games are available for use in a Licensed Hotel Room. The royalty payable by LODGENET to NINTENDO shall be as follows:

          8.3.1 ROYALTY PAYABLE UPON EFFECTIVE DATE. Upon the Effective Date, and continuing until LODGENET shall have: (i) placed orders for the N64 with NINTENDO for cumulative amounts in excess of ***; and, (ii) installed and commenced payment of royalties for Licensed Games on the N64 as a part of the Hotel Guest System in at least *** Rooms in Licensed Hotels, LODGENET shall pay a royalty for any Licensed Games utilized in a Hotel Guest System of *** per calendar month, per Room.

          8.3.2 ROYALTY PAYABLE AFTER N64 CONDITIONS ARE MET. From and after the first day of the month following the month in which LODGENET shall have:
(i) placed orders for the N64 with NINTENDO for cumulative amounts in excess of ***; and, (ii) installed and commenced payment of royalties for Licensed Games on the N64 as a part of the Hotel Guest System in at least *** Rooms in Licensed Hotels, LODGENET shall pay a revised royalty for any Licensed Games utilized in a Hotel Guest System as follows:

          (a) For the first *** Rooms, a royalty shall be paid of *** per calendar month, per Room for use of the Licensed Games; and,

          (b) For each additional Room thereafter, a royalty shall be paid of *** of the Gross Revenue for all such additional Rooms per calendar month, but in no event less than *** per Room per calendar month or any portion thereof. The calculation of Rooms covered under this Agreement and royalties payable thereon shall be made monthly as set forth in the Licensee Monthly Royalty Report at Schedule 5.

----------------
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NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 9
MAY 12, 1998 (FINAL)

           8.3.3 *** IF N64 CONDITIONS ARE MET. Within forty-five (45) days after meeting the conditions set forth at Paragraph 8.3.2, *** equal to the difference between the royalties paid under Paragraph 8.3.1 and the royalties that would have been payable under Paragraph 8.3.2 for the time period commencing with the first month after LODGENET has placed in excess of *** in orders for the N64 and ending with the month in which LODGENET shall have installed and commenced payment of royalties for Licensed Games on the N64 as a part of the Hotel Guest System in at least *** Rooms in Licensed Hotels. No interest shall be payable by NINTENDO on the *** royalties.

     8.4 MINIMUM ROYALTY TERM FOR EACH LICENSED HOTEL. Each Licensed Hotel shall agree to use the Licensed Games for a minimum initial term of twelve
(12) months for each Room able to access a Nintendo System. LODGENET shall not be obligated to enforce this requirement with respect to any Licensed Hotel that is in bankruptcy or otherwise ceases to do business.

     8.5 TERMS OF PAYMENT FOR LICENSED GAME ROYALTY. Royalties shall be payable monthly by LODGENET to NINTENDO on or before the 20th day of the month for the prior month's use. Payments shall be made either by wire transfer to a bank designated by NINTENDO in the United States or by a check drawn on a US Bank, in either case to be received by NINTENDO on or before the due date. Royalties shall be payable only in US Dollars. Concurrently with the payment hereunder, LODGENET shall transmit to NINTENDO (Attn:
Gateway Program Manager, Facsimile: 425-558-7100) a copy of the Licensee Monthly Royalty Report, in the form set forth at SCHEDULE 5, compiled by LODGENET for the time period covered by the payment.

     8.6 LATE PAYMENT INTEREST. Any payment due under this Agreement which is overdue by more than ten (10) calendar days, shall be assessed interest at the rate of one and one-half percent (1 1/2%) per month. In the event that during any twelve (12) month period during the Term, late payments occur during more than two (2) consecutive months or any four (4) months, regardless of whether consecutive, NINTENDO, at its option, may require LODGENET to place a standby letter of credit, at LODGENET's expense, to secure timely payment of estimated royalty amounts owing or to become owing.

     8.7 WITHHOLDING; TAXES. Any withholding by an Approved Subdistributor or a Licensed Hotel on payments to LODGENET shall be for LODGENET's account and shall not reduce the royalty payment due to NINTENDO by LODGENET.

9.   ADVERTISING AND PROMOTION OF THE LICENSED PRODUCTS

     9.1 QUALITY. LODGENET agrees that any promotional materials or items or any advertisements, in whatever medium, for the Licensed Products shall be of a high-quality, comparable to that currently employed by NINTENDO for its video game products.

     9.2 ARTWORK AND GAME PLAY INFORMATION SUBMISSIONS AND APPROVALS. For each Licensed Game title, NINTENDO shall provide to LODGENET, in the form of digital files or hard copy, as NINTENDO may elect,: (a) a short summary of each game title and general operating information; (b) camera ready art work featuring screen shots, package art or advertising graphics; and, (c) trademark and copyright marking notices. LODGENET shall, in turn, incorporate such materials into the Hotel Guest Systems and/or copy and provide such materials to each Approved Subdistributor and each Licensed Hotel. LODGENET, the Approved Subdistributors and the Licensed Hotels are authorized to utilize such materials solely in connection with the advertising and promotion of the Licensed Games.

-----------------
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NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 10
MAY 12, 1998 (FINAL)

     9.3 ART WORK APPROVALS; SUBMISSION OF SAMPLES. LODGENET, the Approved Subdistributors and the Licensed Hotels may create advertising and promotional materials featuring the Licensed Games to be used in connection with the advertising and promotion of the Licensed Products and/or LODGENET's Hotel Guest System. The Approved Subdistributors and the Licensed Hotels shall submit such materials to LODGENET and LODGENET, in turn, shall submit such materials to NINTENDO for review and evaluation. NINTENDO shall within fifteen (15) business days of receipt of such samples, in writing, approve or disapprove such samples. If any of the samples are disapproved as to quality, NINTENDO shall specify the reasons for such disapproval and state what corrections and/or improvements are necessary. After making any necessary corrections and/or any necessary improvements to the disapproved samples, the Approved Subdistributor or the Licensed Hotel shall resubmit new samples to LODGENET who shall, in turn, submit such samples to NINTENDO for approval by NINTENDO. Submitted materials may be forwarded by LODGENET to NINTENDO by facsimile transmission, provided they remain legible. No promotional items or advertisements, in whatever medium, for the Licensed Games shall be distributed or utilized by LODGENET, the Approved Subdistributors or the Licensed Hotels without obtaining prior written approval by NINTENDO.

     9.4 PRESS RELEASES OR OTHER MATERIALS USING NINTENDO'S NAME OR TRADEMARKS. LODGENET, the Approved Subdistributors and the Licensed Hotels may prepare press releases, press remarks or other materials using NINTENDO's name, trademarks and/or logos. All such materials shall be submitted in advance to NINTENDO for review and evaluation. NINTENDO shall within fifteen
(15) business days of receipt, in writing, approve or disapprove such materials. If any of the materials are disapproved, NINTENDO shall specify the reasons and state what changes are necessary. After making any changes, LODGENET shall submit revised materials to NINTENDO for approval by NINTENDO. Submitted materials may be forwarded to NINTENDO by facsimile transmission. No press releases, press remarks or other materials using NINTENDO's name, trademarks or logos shall be made, released or distributed by LODGENET, the Approved Subdistributors or the Licensed Hotels without obtaining prior written approval by NINTENDO.

10.  RECORDS AND AUDIT

     10.1 RECORDS. LODGENET shall keep accurate and complete records with respect to the sale or use of the Nintendo Systems and the license or use of the Licensed Games to Approved Subdistributors and the Licensed Hotels in sufficient detail to enable the royalties to be determined and to also enable NINTENDO to monitor placement of the Licensed Products.

     10.2 REPORT. On or before the 20th day of each month, LODGENET shall furnish to NINTENDO (Attn: Gateway Program Manager, Facsimile 425-882-3585) a Licensee Monthly Royalty Report, in the form set forth at SCHEDULE 5, detailing the prior month's usage of the Licensed Games by LODGENET, the Approved Subdistributors and the Licensed Hotels. To the extent the Territory includes more than one country, LODGENET may provide such reports on a country by country basis.

     10.3 FAILURE TO REPORT LICENSED GAME USAGE; PENALTY. If at any time NINTENDO reasonably determines that LODGENET has failed to pay royalties and report commencement of a Licensed Hotel's use of Licensed Games in a given hotel location or Room as a part of the Licensee Monthly Royalty Report and royalty payment to NINTENDO and if such first royalty payment is not made within forty-five (45) days from the date it would have been due, then, upon NINTENDO's Notice to LODGENET, royalty payments calculated at the rate of ***, per calendar month, together with interest from the initial due date, shall be due and payable retroactive to the date of LODGENET's installation of the Nintendo Systems in such Licensed Hotel, without regard to actual use or availability of Licensed Games in a Room.

-----------------------
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NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 11
MAY 12, 1998 (FINAL)

     10.4 TRACKING OF NINTENDO SYSTEMS. Within thirty (30) days following the end of each month, LODGENET shall provide NINTENDO (Attn: Gateway Program Manager, Facsimile 425-882-3585) with the Monthly Board Reconciliation Report, in the form set forth at SCHEDULE 7, certified in writing by an authorized officer of LODGENET, detailing the disposition of all Nintendo Systems purchased under this Agreement and under the Prior Agreement.

     10.5 CERTIFICATION; AUDIT. Upon the written request of NINTENDO, but no more frequently than once per year, LODGENET shall submit to NINTENDO a written certification from LODGENET's president or chief financial officer, and/or from the President or chief financial officer of each Approved Subdistributor, certifying that such individual has examined the records with respect to the transactions contemplated by this Agreement for the period (not to exceed 24 months) specified in NINTENDO's request and that the royalty payments and reports submitted by LODGENET to NINTENDO during that period are accurate and correct. In addition, NINTENDO may, at it's option, arrange for a licensed accountant to examine the records of LODGENET or any Approved Subdistributor to confirm the accuracy of records and royalty payments submitted under this Agreement. NINTENDO shall conduct the audit during normal business hours, upon not less than thirty (30) days Notice to LODGENET. NINTENDO shall bear the expense of the audit unless the audit shows an error in NINTENDO's favor amounting to a loss to NINTENDO in excess of five percent (5%) of the actual royalty payable to NINTENDO for the period examined, in which event LODGENET shall bear the expense of the audit.

     10.6 CONFIDENTIALITY OF LODGENET RECORDS. Nintendo agrees to maintain as confidential all records and royalty reports supplied by LODGENET to NINTENDO under this Section 10. Notwithstanding this limitation, NINTENDO may use information regarding use of the Licensed Games which has been included in such records and reports in statistical reporting and general analysis or any other manner which does not disclose the identity of LODGENET, the Approved Subdistributors or the Licensed Hotels.

11.  CONFIDENTIAL INFORMATION

     11.1 NINTENDO'S CONFIDENTIAL INFORMATION. LODGENET agrees to hold all Licensed Proprietary Information in confidence and will use such Licensed Proprietary Information only in accordance with this Agreement. LODGENET agrees, however, this obligation of confidentiality shall not apply to: (a) information which was actually known by the receiving party (and not subject to any limitation or restriction, including any other license, confidentiality or nondisclosure agreement with the disclosing party) prior to the disclosure thereof by the disclosing party; (b) information which hereafter becomes publicly known and otherwise a part of the public domain through no action or fault on the part of the receiving party and without violation of any limitation or restriction by any third party; or, (c) information of a general business nature that does not identify the information source or constitute competitive information.

     11.2 LODGENET'S CONFIDENTIAL INFORMATION. NINTENDO agrees that it will hold all confidential information received from LODGENET in confidence and will use such information only in accordance with this Agreement. LODGENET's Confidential Information shall include the communication protocols and other proprietary technical information relating to LODGENET's Hotel Guest System. However, this obligation of confidentiality shall not apply to: (a) information which was actually known by NINTENDO (and not subject to any limitation or restriction, including any other license, confidentiality or non-disclosure agreement with LODGENET) prior to the disclosure thereof by LODGENET, (b) information which hereafter becomes publicly known and otherwise a part of the public domain through no action or fault on the part of NINTENDO and without violation of any limitation or restriction by any third party; or, (c) information of a general business nature that does not identify the information source or constitute competitive information.

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 12
MAY 12, 1998 (FINAL)

     11.3 AGREEMENT CONFIDENTIALITY. Both parties are to maintain the terms of this Agreement in confidence. However, either party may disclose the existence, date and general subject matter of this Agreement, but shall not disclose to any third party any other terms of the Agreement.

12.  WARRANTY; LIMITATION OF LIABILITY

     12.1 CORPORATE AUTHORITY. NINTENDO represents and warrants that it has the right to enter into this Agreement and to grant the rights and licenses herein.

     12.2 INTELLECTUAL PROPERTIES WARRANTY. NINTENDO warrants that it (or
NCL) is and will remain throughout the Term, the owner or authorized licensee of the Licensed Intellectual Properties. NINTENDO agrees to defend, indemnify and hold harmless LODGENET and the Licensed Hotels from all damages arising out of any infringement or claim of infringement by the Licensed Products or the Licensed Intellectual Properties. NINTENDO's obligations shall be contingent upon: (a) the absence of any claim of infringement based upon a Licensed Hotel, Approved Subdistributor or LODGENET's modification or combination of the Licensed Products with other elements, if the infringement would not have occurred but for such combined use or modification; (b) LODGENET giving NINTENDO prompt written notice of any claim; (c) NINTENDO being granted control of the defense, compromise or settlement of such claim; and, (d) NINTENDO being given an immediate right to provide a substitution for any allegedly infringing Licensed Game title with another Licensed Game title. LODGENET shall assist NINTENDO to the extent reasonably required to effect a removal or substitution of a Licensed Game or to defend against any infringement claim, at no out-of-pocket expense to LODGENET. LODGENET shall be entitled to extend this warranty to the Approved Subdistributors and the Licensed Hotels; provided, however, that in the event of a claim for indemnity by an Approved Subdistributor or a Licensed Hotel, LODGENET, the Approved Subdistributor (if applicable) and the Licensed Hotel must each meet the requirements set forth in this paragraph 12.2 (a) through (d). Subject to the terms of a protective order specified by NINTENDO, LODGENET may at its expense, monitor any defense or proceeding in connection with any such claim.

     12.3 HOLD HARMLESS; LIMITS OF INDEMNIFICATION. NINTENDO agrees to indemnify and hold harmless LODGENET from any act or omission, whether negligent or otherwise, in the performance of the obligations, representations or warranties as are specifically set forth in this Agreement. LODGENET agrees to indemnify and hold harmless NINTENDO from any act or omission, whether negligent or otherwise, by LODGENET, its Approved Subdistributors or its Licensed Hotels, in the performance of the obligations, representations or warranties as are specifically set forth in this Agreement. In no circumstance shall either party be liable in contract, tort (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, business, or anticipated savings or for any indirect or consequential loss.

13.  TERM AND TERMINATION

     13.1 TERM. This Agreement shall not be binding until it has been signed by or on behalf of each party, in which event it shall be effective as of the Effective Date. Unless otherwise terminated as provided in this Section, this Agreement is to continue in full force and effect for the Term.

     13.2 DEFAULT OR BREACH. In the event that either party is in default or commits a breach of this Agreement, and if such default or breach shall not be cured within thirty (30) days after Notice of such default or breach is given by the non-defaulting party to the defaulting party, then at any time after the expiration of such thirty (30) days, the non-defaulting party may give Notice to the defaulted party of its election to terminate this Agreement. Thereupon the Agreement shall

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 13
 MAY 12, 1998 (FINAL)
terminate on the date specified in such Notice, which shall not be less than fifteen (15) days following the receipt of such Notice. Such right of termination shall not be exclusive of any other remedies or means of redress to which the non-defaulting party may be lawfully entitled.

     13.3 BANKRUPTCY/INSOLVENCY. At NINTENDO's option, this Agreement can be terminated immediately and without notice in the event that LODGENET: (a) makes an assignment for the benefit of creditors; (b) becomes insolvent; (c) files a voluntary petition for bankruptcy; (d) acquiesces to any involuntary bankruptcy petition; (e) is adjudicated as a bankrupt; or, (f) ceases to do business.

     13.4 SURVIVAL OF TERMINATION. The following rights and obligations survive any expiration and/or termination of this Agreement to the degree necessary to permit their complete fulfillment or discharge: (a) NINTENDO's right to receive, and LODGENET's obligation to make payment for any order of the Licensed Products or for any royalties for the Licensed Games accrued on the date of termination; (b) the confidentiality obligations specified herein; (c) any cause of action or claim of either party, accrued or to accrue, because of any breach or default by the other party; (d) the indemnity obligations as specified herein; (e) NINTENDO's warranty obligations under paragraph 7.1 with respect to Nintendo Systems purchased during the Term; and, (f) LODGENET's software royalty obligations under any period of continued software use that may be elected by LODGENET under paragraph 13.6 herein.

     13.5 TERMINATION OF USE OF LICENSED INTELLECTUAL PROPERTIES. Upon expiration and/or termination of this Agreement, LODGENET, the Approved Subdistributors and the Licensed Hotels will cease all use of the Licensed Products and the Licensed Intellectual Properties for any purpose, and will not disclose to third parties any Licensed Proprietary Information. LODGENET shall also return to NINTENDO all writings, drawings, models, data and other materials and things, without making any copies, in LODGENET's possession or in the possession of any employee, agent or contractor receiving the information through LODGENET, which constitute or relate to or disclose any Licensed Proprietary Information. LODGENET shall also obtain and destroy all copies of the Licensed Games and the Test Games, including copies installed on the computers of the Licensed Hotels or backup copies thereof, whether in the possession of LODGENET, an Approved Subdistributor, the Licensed Hotel or any past or present employee, agent or contractor of LODGENET, an Approved Subdistributor or the Licensed Hotels. LODGENET shall provide a written certification signed by an authorized corporate officer, confirming the destruction of all such copies within twenty (20) days after the date of expiration or termination of this Agreement.

     13.6 OPTION TO EXTEND USE OF LICENSED GAMES ONLY. Provided this Agreement has not been terminated due to breach or default by LODGENET, upon Notice to NINTENDO within 90 days prior to the expiration of the Term, LODGENET (and its Approved Subdistributors and Licensed Hotels) may extend this Agreement and continue use of the Licensed Games on the Nintendo Systems as a part of the Hotel Guest System for up to two (2) years after the expiration of the Term, provided that NINTENDO shall have no continuing obligation to sell or provide warranties regarding the Nintendo Systems or the N64 Controllers, and, provided further, that neither party shall be bound by any obligation under paragraph 14.2 herein.

14.  COVENANT NOT TO SUE

     14.1 COVENANT NOT TO SUE. Each party agrees and covenants not to directly or indirectly bring any legal action against the other party, or against the licensed customers, purchasers and/or users of the products made, sold or used by the other party, for patent infringement of US Patent No. 5,581,270 owned by NINTENDO and US Patent Nos. 5,675,828 and

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 14
 MAY 12, 1998 (FINAL)

5,641,319 owned by LODGENET. This covenant shall be binding upon the parties and their assigns and successors for the term of the patents.

     14.2 EXCEPTION TO RELEASE. The foregoing covenant shall not apply to any claim against the entities identified at SCHEDULE 8, or their assignees or successors in interest, until the earlier of: (a) the expiration or termination of this Agreement; or (b) the conclusion of the legal actions identified at SCHEDULE 9.

15.  GENERAL PROVISIONS

     15.1 RECITALS. The recitals herein constitute an integral part of the agreement reached and are to be considered as such.

     15.2 CAPTIONS. The captions contained in this Agreement have been inserted for reference and convenience only and do not define, limit or describe the scope of this Agreement or the intent of any provision.

     15.3 NON-ASSIGNABILITY/SUBLICENSING. Neither party may assign, delegate, sublicense or otherwise transfer this Agreement, including by operation of law or by the sale or transfer of more than fifty percent (50%) of the stock, assets or ownership interest or control of one party, without the prior written consent of the other party. Such consent shall not be unreasonably withheld or delayed.

     15.4 FORCE MAJEURE. Neither party shall be liable for any breach of this Agreement occasioned by any cause beyond the reasonable control of such party, which, for purposes of this Agreement shall include governmental action, war, riot or civil commotion, fire, floods, labor disputes, restraints affecting shipping or credit, delay of carriers, inadequate supply of suitable materials, or any other cause which could not with reasonable diligence be controlled or prevented by the parties.

     15.5 WAIVER. The waiver by any party of a breach or default of any provision of this Agreement or any right hereunder by the other party shall not constitute a waiver by such party of any succeeding breach of the same or other provision; nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder, operate as a waiver of any such right, power or privilege by such party.

     15.6 COMPLIANCE WITH APPLICABLE LAWS. The parties shall at all times comply with all applicable laws and regulations affecting this Agreement and the performance by the parties of this Agreement. LODGENET, at its own expense, shall negotiate and obtain any approval, license or permit required for its provision of the Licensed Products to the Approved Subdistributors or the Licensed Hotels in the Territory, including but not limited to, any necessary safety, electronic emissions or electrical approvals.

     15.7 GOVERNING LAW; VENUE. This Agreement shall be governed by, subject to and construed under the laws of the State of Washington.

     15.8 UNENFORCEABILITY. In the event that any term, clause or provision of this Agreement shall be construed to be or adjudged invalid, void or unenforceable, such term, clause or provision shall be construed as severed from this Agreement, and the remaining terms, clauses and provisions shall remain in effect.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 15
 MAY 12, 1998 (FINAL)

     15.9 ASSOCIATION: The parties, by this Agreement, do not intend to create a partnership, principal/agent, master/servant, or joint venture relationship, and nothing in this Agreement shall be construed as creating such a relationship between the parties.

     15.10 INTEGRATION. This Agreement, together with the NDAs, constitute the entire agreement between the parties relating to the subject matter hereof. All prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by it. Neither party shall be bound by any definition, condition, warranty, representation, modification, consent or waiver other than as expressly stated herein unless set forth in a writing executed by the party to be bound.

     15.11 EQUITABLE RELIEF. Both parties acknowledge that in the event of a breach of this Agreement, no adequate remedy at law will be available to either party and that either party will be entitled to injunctive or other equitable relief in addition to any relief available at law.

     15.12 ATTORNEYS' FEES. In the event that it is necessary for either party to this Agreement to undertake legal action to enforce any of the terms, conditions or rights contained herein, or to defend any such action, the prevailing party in any such action shall be entitled to recover from the other party all reasonable attorneys' fees, costs and expenses relating to such legal action.

     15.13 SIGNATURE AUTHORITY WARRANTY. Each party represents and warrants that the party signing this Agreement on behalf of their respective company is empowered with full authority and authorization to so act.

     15.14 SIGNATURE BY FAX; COUNTERPARTS. This Agreement may be signed in counterparts. A signature transmitted by facsimile shall be considered an original for purposes of this Agreement.

     IN WITNESS WHEREOF, NINTENDO and LODGENET have signed this Agreement on the dates set forth below, to be effective as of the Effective Date.

 NINTENDO:                         LODGENET:

 NINTENDO OF AMERICA INC.          LODGENET ENTERTAINMENT CORPORATION

 By: /s/ Phil Rogers               By: /s/ Steve Truckenmiller
    ---------------------------       --------------------------
 Title: Executive Vice President,  Title: Vice President,
         Operations                        Guest Pay
        --------------------              ----------------------
 Date:  5/12/98                    Date:  5/18/98
        --------------------              ----------------------

 Schedule 1: Territory and Approved Subdistributors
 Schedule 2: Licensed Hotel Acknowledgment
 Schedule 3: Approved Subdistributor Request
 Schedule 4: Approved Subdistributor Acknowledgment
 Schedule 5: Licensee Monthly Royalty Report
 Schedule 6: Guest Information Record
 Schedule 7: Monthly Board Reconciliation Report
 Schedule 8: List of Entities Under Paragraph 14.2
 Schedule 9: List of Actions Under Paragraph 14.2

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 16
 MAY 12, 1998 (FINAL)

                                   SCHEDULE 1
                                   TERRITORY

TERRITORY                               SUBDISTRIBUTOR
United States                           N/A

Canada                                  N/A

Brazil                                  Sistema de Televisao
                                        Rua do Ruocia, 313
                                        Sao Paulo, Brazil
                                        Attn: Ms. Katia Murgell

Dominican Republic                      Roombar, SA
                                        Aristides Fiallo Cabral, No. 2, Ste. 301
                                        Santo Domingo, Dominican Republic

Panama, Costa Rica, Belize,             C.C. Video
Guatemala, El Salvador,                 a/k/a Five Star Entertainment
Honduras, Nicaragua                     Apartado 5007, Balboa
                                        Panama, Panama

Peru                                    Ditel, SA
                                        Calle S. Juan 705
                                        Urbanizacion las Gardenias-Surco
                                        Lima 33, Peru

Venezuela                               TCI Netvision
                                        Edificio Galipan, Torre B
                                        Planta Baja, Locales 8 y 9
                                        El Rosal, Venezuela


*This Schedule 1 may be revised from time to time by the parties to add or delete Territories and/or Approved Subdistributors by signature of both parties below.

Revised Schedule 1 With an Effective Date of:      5/12/98
                                             -------------------

Signed by NINTENDO: /s/ Phil Rogers           Date:      5/12/98
                    ----------------------    -------------------

Signed by LODGENET:/s/ Steve Truckenmiller    Date:      5/18/98
                   -----------------------    -------------------

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 17
MAY 12, 1998 (FINAL)

                                 SCHEDULE 2
                       LICENSED HOTEL ACKNOWLEDGMENT

LODGENET ENTERTAINMENT CORP. ("LodgeNet") is an authorized licensee of Nintendo of America Inc. ("Nintendo") for use of select NINTENDO video game products in authorized hotel guest rooms. As a customer of LODGENET, you are subject to limitations on the use of NINTENDO products and Nintendo's intellectual properties as part of the LodgeNet System, and agree as follows:

1. NONEXCLUSIVE RIGHTS: LICENSED INTELLECTUAL PROPERTIES. You agree that all right, title and interest in the intellectual properties associated with the NINTENDO video game system and game software belong to Nintendo. You shall not represent that you have any ownership in Nintendo's intellectual properties.

2. MODIFICATION AND USE OF THE NINTENDO GAME SYSTEM. You agree not to modify the NINTENDO game system or game software provided with your LodgeNet System. You agree to use only the licensed NINTENDO games. You may not operate any games or other software on the NINTENDO game system.

3. SECURITY OF NINTENDO GAME MEDIA. You agree to keep the NINTENDO games in a secure location and not to permit any copying of any NINTENDO games.

4. TERMINATION; NO CONTINUING USE. Upon termination of your agreement with LodgeNet or upon written notice from LodgeNet or Nintendo of the termination of the license agreement between Nintendo and LodgeNet, you acknowledge that all use of the NINTENDO game systems and NINTENDO games at your hotel shall terminate.

5. ADVERTISING AND PROMOTION OF NINTENDO GAMES. You agree to use Nintendo's trademarks and copyrights only as authorized by LodgeNet or Nintendo and in connection with the advertising and promotion of the authorized NINTENDO games on the LodgeNet System. All such advertising and promotion shall be of good quality. Advertising and promotion materials related to the NINTENDO products which are created by you or your agents must be approved in advance of use.

Such materials must be transmitted to LodgeNet prior to use (Fax:__________ Attn:__________ who, in turn, will provide them to Nintendo. Nintendo will promptly review and provide approval and/or corrections for such materials. You may also obtain preapproved Nintendo art from LodgeNet, which, if not modified, may be used without additional approval, solely in connection with the advertising and promotion of the licensed NINTENDO products. You must properly identify ownership of all trademarks and copyrights of Nintendo in all advertising and promotional materials.

6. LIMITATION ON LIABILITY. Nintendo makes no representations or warranties to you or your customers regarding the NINTENDO products. Nintendo disc!aims all implied representations and warranties, including warranties of merchantability and fitness for a particular purpose. Nintendo does not warrant to you that use of Nintendo's products or intellectual property rights will not infringe upon the rights of others.

7. REPRESENTATIONS. You represent and warrant to Nintendo that you are not engaged in any illegal activities; there are no criminal proceedings pending against you; you respect the intellectual property rights of others; and, you are not engaged in the manufacture, sale or distribution of products which infringe the intellectual property rights of others.

Please acknowledge your acceptance by signing and returning an original of this Acknowledgment to LodgeNet.

Accepted this __ day of __________, 19__.

------------------------------------------
Printed Name of Licensed Hotel

By:
   ---------------------------------------
Printed Name:

Title:
      ------------------------------------

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 18
MAY 12, 1998 (FINAL)

                                  SCHEDULE 3
                      APPROVED SUBDISTRIBUTOR REQUEST

TO:   Nintendo of America Inc.
ATTN: Nintendo Gateway Manager
FAX:  (425) 882-3585

LODGENET ENTERTAINMENT CORP. ("LodgeNet") desires to appoint the following SUBDISTRIBUTOR ("Subdistributor") under our agreement with Nintendo of America Inc. ("Nintendo") for use of select NINTENDO products in authorized hotel guest rooms:


------------------------------------------
(Subdistributor's Name)

------------------------------------------
(Subdistributor's Street Address)

------------------------------------------
(Subdistributor's City/Province/Country)

------------------------------------------
(Subdistributor's Phone &, Fax Numbers)

------------------------------------------
(Subdistributor's Contact Person)

------------------------------------------
(Territory to be Served by Subdistributor)

LodgeNet represents and warrants to Nintendo that we have conducted a reasonable investigation of the Subdistributor's financial condition and business activities; and based on that investigation, we believe that:

1. Subdistributor will be able to fulfill its financial obligations to us;

2. Subdistributor respects the intellectual property rights of third parties, is not engaged in any illegal or illicit activities and is not a party to any criminal proceedings; and,

3. Subdistributor is not, directly or indirectly, owned in any part by Sony or Sega.

These representations are an integral part of the agreement between LodgeNet and Nintendo and any breach of these representations by LodgeNet to Nintendo would constitute a material breach of the agreement between LodgeNet and Nintendo.

With regard to the subdistributor agreement between LodgeNet and
Subdistributor:

1. We have enclosed a copy of the signed Approved Subdistributor
Acknowledgment; or,

2. We represent and warrant to Nintendo that LodgeNet has entered into a written agreement with Subdistributor which contains all provisions of the Approved Subdistributor Acknowledgment specified by Nintendo, including a representation by Subdistributor that Subdistributor is not engaged in any illegal or illicit activities, that there are no criminal proceedings pending against the Subdistributor; and Subdistributor is not, directly or indirectly, owned in any part by Sony or Sega.

LODGENET ENTERTAINMENT CORP.

By:
   ---------------------------------------
Printed Name:

Title:
      ------------------------------------
Date:
     -------------------------------------

NINTENDO's RETURN APPROVAL:

NINTENDO OF AMERICA INC.

By:
   ---------------------------------------
Printed Name:

Title:
      ------------------------------------
Date:
     -------------------------------------

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 19
MAY 12, 1998 (FINAL)

                                  SCHEDULE 4
                    APPROVED SUBDISTRIBUTOR ACKNOWLEDGMENT

LODGENET ENTERTAINMENT CORP. ("LodgeNet") is an authorized licensee of select NINTENDO brand video game products for use in authorized hotel guest rooms. Pursuant to the terms of our license agreement with Nintendo of America Inc. ("Nintendo"), LodgeNet must obtain Nintendo's approval to your appointment as our subdistributor for the territory of __________ and to your use of proprietary information and intellectual property rights associated with the NINTENDO products. In order to induce Nintendo to approve your appointment, you must agree as follows:

1. LODGENET AGREEMENT. You are a subdistributor of LodgeNet and will not have a contractual relationship with Nintendo. Nintendo requires that you acknowledge Nintendo's rights as provided herein. Nintendo is a beneficiary of your commitments and Nintendo has reserved the right to enforce its rights directly.

2. APPROVED SUBDISTRIBUTOR RESPONSIBILITIES. Your hotel customers must also acknowledge Nintendo's rights. It is your responsibility to obtain a Licensed Hotel Acknowledgment, in the form attached as SCHEDULE 2, from each hotel in which you place NINTENDO products.

3. NONEXCLUSIVE RIGHTS; INTELLECTUAL PROPERTY RIGHTS; CONFIDENTIALITY. You agree that all right, title and interest in the proprietary information and intellectual property rights associated with the NINTENDO products belong to Nintendo and are licensed to LodgeNet on a nonexclusive basis and granted to you, as an Approved Subdistributor of LodgeNet. You will not at any time do or cause to be done anything impairing Nintendo's rights. You shall not represent that you have any ownership in Nintendo's rights. You agree to keep technical and proprietary information related to the NINTENDO products confidential and to permit only those employees having a need to know such information to have access thereto.

4. MODIFICATION AND USE OF NINTENDO PRODUCTS. You agree not to modify the NINTENDO products. You acknowledge and agree that the NINTENDO video game systems may only be used with the NINTENDO game software licensed for hotel use and provided to LodgeNet by Nintendo.

5. SECURITY OF NINTENDO GAME SOFTWARE. You agree to keep the licensed NINTENDO game software in a secure location and shall not copy or permit copying thereof; provided, however, that you may make 1 backup copy.

6. TERMINATION; NO CONTINUING USE. Upon termination of your agreement with LodgeNet or upon written notice that the agreement between Nintendo and LodgeNet has terminated, you shall terminate all use of the NINTENDO products and return or destroy all copies of the licensed NINTENDO game software disks, backup copies thereof, and all documents materials containing Nintendo's proprietary information or intellectual properties, including all copies of game software in the possession of or on the host computer of any hotel customer, agent or technician.

7. GUEST INFORMATION. You agree to provide Nintendo (through LodgeNet) with information on the use of the NINTENDO products by your hotel customers. The information shall be presented in a form substantially similar to the Guest Information Record set forth at SCHEDULE 6.

8. RECORDS; AUDIT. For Nintendo's benefit, you shall retain and cause your hotel customers to retain accurate and complete records with respect to the use of the NINTENDO products. Such records shall provide the basis for the information contained in attached SCHEDULE 6 and shall include: (a) total number of NINTENDO video game engines installed and the total number of guest rooms serviced by each LodgeNet System, by hotel; (b) the date of installation

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 20
MAY 12, 1998 (FINAL)
and use of each LodgeNet System incorporating NINTENDO products, by hotel; and, (c) the licensed NINTENDO game software titles offered by each hotel.

9. ADVERTISING AND PROMOTION OF NINTENDO PRODUCTS. You agree to use Nintendo's trademarks and copyrights only in connection with the advertising and promotion of the authorized NINTENDO products. All such advertising and promotion shall be of good quality. Advertising and promotion materials related to the NINTENDO products which are created by you, your agents, or your hotel customers must be approved in advance of use. Such materials must be transmitted to LodgeNet prior to use (Fax:___________ Attn:_____________), who, in turn, will provide them to Nintendo. Nintendo will promptly review and provide approval and/or corrections for such materials. You may also obtain preapproved NINTENDO art from LodgeNet, which, if not modified, may be used without additional approval, solely in connection with the advertising and promotion of the licensed NINTENDO products. You must properly identify ownership of all trademarks and copyrights of Nintendo in all advertising and promotional materials.

10. LIMITATION ON LIABILITY. Nintendo makes no representations or warranties to you regarding their products. Nintendo disclaims all implied representations and warranties, including implied warranties of merchantability or fitness for a particular purpose. Nintendo does not warrant to you that use of Nintendo's products or its intellectual property rights will not infringe upon the rights of others.

11. HOLD HARMLESS. You agree to indemnify and hold Nintendo harmless against any and all losses, claims, demands, damages, liabilities and expenses, including reasonable attorneys' fees to the extent arising from any act or omission by you or your employees or agents not authorized by Nintendo.

12. SUBDISTRIBUTOR REPRESENTATIONS. You represent and warrant to Nintendo that you are not engaged in any illegal activities; there are no criminal proceedings pending against you; you respect the intellectual property rights of others; you are not engaged in the manufacture, sale or distribution of products which infringe the intellectual property rights of others; and, you are not, directly or indirectly, owned by Nintendo's competitors, Sony or Sega.

13. OTHER AGREEMENTS. This agreement is signed by you for the benefit of Nintendo and LodgeNet. This agreement does not supersede or amend any other obligations you may have to LodgeNet, except where a conflict may exist, in which event the terms of this agreement shall prevail.

14. COUNTERPARTS; FACSIMILE. This agreement may be signed in counterparts with signatures submitted by facsimile.

Please acknowledge your understanding and acceptance of the provisions set forth above by countersigning and returning two (2) copies of this letter to LodgeNet.

LODGENET ENTERTAINMENT CORP.

By:
    --------------------------------------
Printed Name:

Its:
    --------------------------------------

Accepted this __ day of _____________, 19__.

APPROVED SUBDISTRIBUTOR

-------------------------------------------
(Printed Name of Approved Subdistributor)

By:
    --------------------------------------
Printed Name:

Its:
    --------------------------------------

SCHEDULE 2: Licensed Hotel Acknowledgment
SCHEDULE 6: Guest Information Record

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 21
MAY 12, 1998 (FINAL)

                                 SCHEDULE 5
                        LICENSEE MONTHLY ROYALTY REPORT
FOR MONTH:
# OF GAMES AVAILABLE:           TOTAL GROSS REVENUE FOR THIS MONTH ***
# OF DAYS IN MONTH AVAILABLE:


-------------------------------------------------------------------------------
                                   Boards                        CURRENT
(New Installations)   # OF      # OF    # OF   # OF DAYS          MONTH
HOTEL/NAME            ROOMS     SNES    N64    AVAILABLE          BUYS
-------------------------------------------------------------------------------

Beginning Balance     443,500   9540

Sleepy Time Inn         205       6               31               95
Dreamland Lodge         125       3               31               50
ZZZZ's                  500              11       31              150

(Include any monthly adjustments in this section. Should an existing hotel increase or decrease room count)

-------------------------------------------------------------------------------
Monthly Totals          660       9      11
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Cumulative Totals      444,360  9,649    11                         295
-------------------------------------------------------------------------------
(Beginning Balance + Monthly Totals)

                                  # OF             TOTAL            AVG. MIN. PLAYED
   SNES GAME TIDES                BUYS         MINUTES PLAYED      (TOTAL MIN/# BUYS)
   ---------------                ----         --------------      ------------------
Vegas Stake's                    25              1,100                44
Super Punch Out                  40              1,200                30
F-Zero                           30              1,000                33
Super Play Action Football       25              1,200                48
Ken Griffey Major Leag Baseball  20                900                45
Super Mario World                35                800                23
Tetris & Dr. Mario               35              1,200                34
The Legend of Zelda              20              1,200                60
Donkey Kong Country              35              1,200                34
Super Soccer                     30              1,200                40
Totals                          295             11,000

ALL AMOUNTS SHOULD BE REFLECTED IN U.S. DOLLARS.

-------------------------------------------------------------------------------
                           ROYALTY PAYMENT DETAILS

***                                                                   ***

***                                                                   ***

***                                                                   ***

TOTAL ROYALTY DUE NOA:                                                ***

-------------------------------------------------------------------------------

                                  # OF             TOTAL            AVG. MIN. PLAYED
    N64 GAME TITLES               BUYS         MINUTES PLAYED      (TOTAL MIN/# BUYS)
    ---------------              -----         --------------      ------------------
Game #1
Game #2
Game #3
Game #4
Game #5

Totals



----------------------
*** - Confidential treatment requested.

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 22
MAY 12 1998 (FINAL)

                                  SCHEDULE 6
                          GUEST INFORMATION RECORD

FOR MONTH:
# OF GAMES AVAILABLE:
# OF DAYS IN MONTH AVAILABLE:

                                                                          ------------------------------
                                                                               Total Gross Revenues
--------------------------------------------------------------------------
                                      Boards                     CURRENT
                    # OF          # OF      # OF   # OF DAYS      MONTH
HOTEL/NAME          ROOMS         SNES      N64    AVAILABLE      BUYS
--------------------------------------------------------------------------------------------------------
Beginning Balance    150           4                   31          60

(New Installations)
---------------------------------------------------------------------------------------------
Monthly Totals       150           4
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Cumulative Totals    150           4                               60
--------------------------------------------------------------------------

(BEGINNING BALANCE + MONTHLY TOTALS)
(Include any monthly adjustments in this section. Should an existing hotel increase or decrease room count.)

                                    # OF                 TOTAL               AVG. MIN. PLAYED
GAME TITLES                         BUYS             MINUTES PLAYED          (TOTAL MIN/# BUYS)
-----------                         ----             --------------          ------------------
Vegas Stakes                          20                 1100                          55
Super Punch Out                       20                 1200                          60
F-Zero                                12                 1000                          83
Super Play Action Football            10                 1200                         120
Ken Griffey Major Leag.               20                  900                          45
Baseball
Super Mario World                     30                  800                          27
Tetris & Dr. Mario                    30                 1200                          40
The Legend of Zelda                   10                 1200                         120
Donkey Kong Country                   35                 1200                          34
Super Soccer                          18                 1200                          67
Totals                               205                11000



NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 23
MAY 12 1998 (FINAL)

                                  SCHEDULE 7
                     MONTHLY BOARD RECONClLIATION REPORT

Total Boards Shipped to Date:                               34

                                                                      Cat. Total
---------------------------------------------------------------------------------
Installations:                  Active                                        30
---------------------------------------------------------------------------------
     Hotel #1                   Yes                                   24
     Hotel #2                   No                                     6
---------------------------------------------------------------------------------
Installations:                  In Transit                                     2
---------------------------------------------------------------------------------
     Hotel #3                                                          2


---------------------------------------------------------------------------------
Engineering                                                                    2
Samples:
---------------------------------------------------------------------------------
     Mfg. Test.                                                        2
---------------------------------------------------------------------------------
 Spares:                                                                       0
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Demonstration Systems:                                                         0
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Inventory                                                                      0
---------------------------------------------------------------------------------

(Within this category reflect any boards that are obsolete, no longer in use, or boards that have been destroyed or replaced with newer technology by using a separate line item for each sub category. )

---------------------------------------------------------------------------------
R&D                                                                            0
---------------------------------------------------------------------------------

Category Combined Grand Total                          34             34


NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 24
MAY 12, 1998 (FINAL)

                                     SCHEDULE 8
                       LIST OF ENTITIES UNDER PARAGRAPH 14.2

 Paragraph 14.2 of the Agreement shall apply to the following entities:

 On Command Corporation ("OCC")
 On Command Video Corporation
 On Command Development Corporation
 SpectraVision, Inc.
 On Command Canada, Inc.
 Spectravision Barbados
 Kalevision Systems, Inc.
 Spectradyne of Bahamas
 Spectradyne of Bermuda
 Spectradyne of Texas
 Spectradyne of GMBH
 Spectradyne International, Inc.
 On Command Hong Kong, Limited
 On Command Australia Pty Limited
 Spectradyne Singapore Pte Limited
 On Command (Thailand) Limited

In addition, this Schedule 8 shall apply to any entity which is more than 30% owned, directly or indirectly, by OCC, but excluding any entity not listed above that as of the Effective Date is a party to a license agreement with NINTENDO. LODGENET shall provide NINTENDO at least annually with an updated list of entities known or believed by LODGENET to be owned, directly or indirectly, by OCC.

 NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
 PAGE 25
 MAY 12, 1998 (FINAL)

                                     SCHEDULE 9
                        LIST OF ACTlONS UNDER PARAGRAPH 14.2

Paragraph 14.2(b) of the Agreement shall apply to the following legal actions, including any appeals thereof:

CAUSE NUMBER                  COURT
------------------------------------------------------------------------------------------------
Civil Action 95-0546 MJJ      US District Court for the N. District of California
Civil Action 96-4295-DLJ      US District Court for the N. District of California
Civil Action 974135           US District Court for the District of S. Dakota, Southern Division
Civil Action 97-4136          US District Court for the District of S. Dakota, Southern Division

NINTENDO-LODGENET HOTEL LICENSE AGREEMENT
PAGE 26
MAY 12, 1998 (FINAL)